General information	6 Months Ended
Jun. 30, 2026
General Information [Abstract]
General information
1. General information
Ermenegildo Zegna N.V. (hereinafter referred to as the “Company” or the “Parent Company” and together with its consolidated subsidiaries, or any one or more of them, as the context may require, the “Ermenegildo Zegna Group” or the “Group”) is the holding company of the Group and is incorporated as a public company (naamloze vennootschap) under the laws of the Netherlands and its ordinary shares are listed on the New York Stock Exchange under the “ZGN” ticker. The Company is domiciled in Amsterdam, the Netherlands, and the Company’s registered office is Viale Roma 99/100, Valdilana (Biella), Italy.
The Ermenegildo Zegna Group is a global luxury player, with a leading position in the high-end menswear business, internationally recognized for its unique supply chain, the Filiera, made up of some of the finest Italian textile producers, fully integrated with the Group’s unique luxury manufacturing capabilities.
Legacy, Italian craftsmanship, quality and innovation are the key ingredients of its three complementary brands: ZEGNA, Thom Browne and TOM FORD FASHION. Through them, the Group’s reach expands to touch different communities, from the absolute iconic luxury, with its eponymous brand ZEGNA, to modern tailoring, with Thom Browne, to seductive luxury, with TOM FORD FASHION. Through its brands, the Group designs, produces, markets and distributes luxury menswear, footwear, leather goods and other accessories, luxury womenswear (under the Thom Browne and TOM FORD FASHION brands) and children’s clothing (under the Thom Browne brand). The three brands also have selected third-party license agreements for specific product categories. Thanks to its Filiera, the Group covers the entire value chain from the production of the finest raw materials - under the brands Lanificio Ermenegildo Zegna, Dondi, Bonotto, Tessitura di Novara, Tessitura Ubertino, as well as the minority-owned Filati Biagioli Modesto and Luigi Fedeli & Figlio - to the finished products realized in its luxury manufacturing facilities.
Seasonality
The luxury apparel market in which the Group operates is subject to seasonal fluctuations in sales.
In the DTC channel, sales tend to be higher in the last quarter of the year, driven by the holiday shopping season, as well as in January and February, in correspondence with the Chinese New Year celebrations. However, several other events may also affect retail sales, including adverse weather conditions or other macroeconomic and external events.
In the wholesale branded channel, sales are usually higher in the months of the year in which wholesale customers concentrate their purchases. For example, deliveries of seasonal goods to wholesale customers tend to concentrate from November to February for the Spring/Summer collection and from June to September for the Fall/Winter collection.
Operating costs, in contrast, do not generally experience significant seasonal fluctuations, although certain costs may increase in November and December due to higher sales-related expenses, including sales commissions and variable lease costs. In addition, marketing activities, such as events hosted or attended by the Group, may not occur evenly throughout the year or between reporting periods.
As a result of the foregoing, the financial results for interim periods may not be indicative of results for the entire fiscal year. Management expects such seasonal trends to continue.